Profit Sharing	12 Months Ended
Dec. 31, 2016
Compensation And Retirement Disclosure [Abstract]
Profit Sharing

9. Profit Sharing

The Company offers its employees a 401(k) plan, in which the Company matches the employee contributions at a rate of 20%, subject to a vesting schedule. Total employer contributions amounted to $0.2 million in each of the years ended December 31, 2016, 2015, and 2014.